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                      AMENDED AND RESTATED ESCROW AGREEMENT

         AMENDED AND RESTATED ESCROW AGREEMENT dated August 22, 2003 by and among Valesc Holdings Inc. (the "Company"), Garrett Miller ("Seller") and Hecht & Associates, P.C. (the "Escrow Agent").

         WHEREAS, the Company and Seller entered into an Escrow Agreement dated June 25, 2003 pursuant to an Amended and Restated Stock Option Agreement dated the date thereof, which Option Agreement has now been amended and restated (the "Option Agreement") to provide for the purchase from time to time of up to 2,176,079 shares of common stock, $.0001 par value per share, of the Company (the "Common Stock") owned by Mr. Miller;

         WHEREAS, the parties desire to amend and restate the Escrow Agreement in accordance with the terms of the amended and restated Option Agreement;

         WHEREAS, according to the terms of the Option Agreement, Company and Seller have agreed to have the Escrow Agent hold in escrow from time to time the option exercise notice, proceeds representing the Purchase Proceeds for shares (the "Purchase Proceeds") and certificates representing purchased shares (the "Certificates"); and

         WHEREAS, an executed copy of the Option Agreement has been or will be delivered to Escrow Agent and Escrow Agent is willing to act as escrow agent hereunder and thereunder.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and undertakings hereinafter set forth, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Escrow Agent will acknowledge receipt of Purchase Proceeds from the Company payable to the order of the Escrow Agent on behalf of the Seller.

         2. Escrow Agent shall deposit the Purchase Proceeds in Escrow Agent's non-interest bearing IOLA bank account and shall hold the Purchase Proceeds until such time as its funds clear, whereupon it shall (a) forward the Purchase Proceeds to the Seller (less any amounts payable hereunder) and (b) deliver the appropriate Certificates previously delivered by the Seller to the Escrow Agent to the Company or other purchaser of those securities. In the event the Purchaser is someone other than the Company, Purchaser or the Company shall be required to furnish proof of a valid assignment of the Option, or a portion thereof, and an investment letter as a condition of delivery of Certificate(s) by the Escrow Agent.

         3. If a transaction is not consummated by virtue of either party asserting, by written notice to Escrow Agent (which notice shall include an affidavit confirming that a copy of such notice is being simultaneously delivered to the counter-party), that the counter-party has breached or is in default of its material obligations under the Option Agreement or that the counter-party has willfully refused to close the purchase and sale contemplated by the Option Agreement without the right to do so pursuant to the Option


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Agreement, then, unless the counter-party disputes such contention by written notice to Escrow Agent received by Escrow Agent within 15 days of Escrow Agent's receipt of the aforementioned notice (a "Notice of Dispute"), Escrow Agent shall return any Purchase Proceeds to the Company or its rightful designee (less any amounts payable hereunder) and the Certificates to the Seller as promptly as is reasonably practicable.

         4. In the event Escrow Agent receives a Notice of Dispute pursuant to
Section 3, Escrow Agent shall retain the Purchase Proceeds and Certificate(s) until the first to occur of (i) receipt by Escrow Agent of a written instruction signed by Seller and the Company or its rightful designee directing the disposition of the Purchase Proceeds and Certificates, or (ii) receipt by Escrow Agent of a final order or judgment of a court of competent jurisdiction from which no appeal can be taken directing the disposition of the Purchase Proceeds and Certificates, in either of which events Escrow Agent shall abide by such instruction or final order or judgment, as the case may be.

         5. Escrow Agent shall have the right, in its sole discretion, to require and receive such written certifications or instructions from the Company and/or Seller as it deems reasonably necessary or appropriate before taking any action.

         6. It is expressly understood and agreed that if any dispute arises hereunder, or if Escrow Agent is uncertain as to its obligations hereunder, Escrow Agent is authorized, in its sole discretion, to refrain from taking any action other than to continue to hold in escrow the Purchase Proceeds and Certificate(s) until otherwise directed by a final judgment or a court of competent jurisdiction from which no appeal can be taken or by a written instruction signed by Company and Seller.

         7. Escrow Agent shall be entitled to consult with counsel of its own choosing (including any member or associate of such firm), may act or refrain from acting in respect of any matter referred to herein in full reliance upon and by and with the advice of such counsel and shall be fully protected in so acting or refraining from acting.

         8. Escrow Agent, in its sole discretion, may institute legal proceedings of any kind, including but not limited to, a legal proceeding in any court of competent jurisdiction, to determine the obligations of Company and Seller hereunder and to deposit the Purchase Proceeds and Certificate(s) in such court; and upon such happening, the duties of Escrow Agent shall be fully terminated and Escrow Agent shall be fully discharged from all such duties.

         9. In taking any action hereunder, Escrow Agent shall be protected and may rely upon any notice, paper or document or signature believed by it to be genuine or upon any evidence deemed by it to be sufficient. In no event shall Escrow Agent be liable for any act performed or omitted to be performed by it hereunder in the absence of gross negligence or willful misconduct, and in no event shall it be liable or responsible for any failure of any banking institution in which the Purchase Proceeds is deposited to pay such amount at Escrow Agent's direction. Escrow Agent shall not be under a duty to give the


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property held hereunder a greater degree of care than it gives its own similar property.

         10. Escrow Agent shall be reimbursed by the party entitled to the Purchase Proceeds for all expenses incurred by it in connection with the performance of its duties hereunder, including but not limited to its out-of-pocket expenses and reasonable attorneys' fees and disbursements and the fair value of the legal services utilizing the hourly billing rates normally charged to the Company rendered by it, hereunder. Any such fees, expenses and disbursements may be deducted by the Escrow Agent from the Purchase Proceeds upon disposition thereof. This provision shall not be deemed a waiver of any claim that Mr. Miller has against the counterparty for reimbursement of such fees and expenses.

         11. The Company and/or its designee and the Seller shall jointly and severally indemnify and hold Escrow Agent harmless from and against any damage, cost, liability or expense (including but not limited to, legal fees either paid to retained attorneys or representing the fair value of legal services rendered by Escrow Agent, which shall be deemed the hourly rates normally charged to the Company at the time the claim is made) which Escrow Agent may incur by reason of its acting hereunder, but without prejudice to any right which the Company or Seller may have to recover from each other for any such damage, cost, liability or expense.

         12. Seller and any designee of the Company recognize that Hecht & Associates, P.C. has acted and continues to act as counsel to the Company and has represented and may continue to act as counsel to the Company with respect to the Option Agreement and the transactions contemplated thereunder, and Seller expressly consents to the same. In order to induce Hecht & Associates, P.C. to agree to serve as Escrow Agent, Seller and any designee of the Company each agrees not to assert, as a ground for disqualifying Hecht & Associates, P.C. from continuing to represent the Company, any claim that Hecht & Associates, P.C. acted in such capacity.

         13. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered (including by courier), or when mailed, certified, registered mail, postage prepaid, or when sent by Federal Express to the Company and the Seller at the address set forth in the Option Agreement, to Escrow Agent at Hecht & Associates, P.C., 11 East 26th Street, Suite 1901, New York, NY 10010, Attn:
Charles J. Hecht, Esq., or to such other address as a party may provide by written notice to the other parties to this Agreement. All notices shall be deemed effective upon receipt.

         14. This Agreement shall be construed and enforced in accordance with the laws of the State of New York, without giving effect to the choice of law provisions thereof and the parties hereby submit themselves to the jurisdiction of the state court for New York, New York County and the federal courts for the Southern District of New York, the parties agreeing that such courts are courts of appropriate jurisdiction.


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         15. This Agreement sets forth exclusively the duties of Escrow Agent with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into this Agreement against Escrow Agent. This Agreement sets forth the entire understanding and agreement of the parties and may only be amended in writing signed by all of the parties hereto.

         16. This Agreement may be signed in one or more counterparts each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the day and year first above written.

         VALESC HOLDINGS INC.


         By:____________________________
         Name:
         Title:


--------------------------------
GARRETT MILLER


HECHT & ASSOCIATES, P.C.


By:______________________________
Name:
Title:


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